SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 4, 2004

PRIME MEDICAL SERVICES, INC

(Exact name of registrant as specified in its charter)

Delaware	0-22392	74-2652727

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway, Suite 200
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, Prime Medical Services, Inc. issued a press release entitled “Prime Medical Announces Third Quarter Results; Net Income Up On Strong Revenue.” The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.
Exhibit Number	Description

99.1	Press release dated November 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MEDICAL SERVICES, INC. (Registrant)

Date: November 4, 2004	By:	/s/ John Q. Barnidge

	Name: Title:	John Q. Barnidge, Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated November 4, 2004.